SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
           Securities Exchange Act of 1934 (Amendment No.          )

     Filed by the registrant /x/

     Filed by a party other than the registrant / /
     Check the appropriate box:

     / /  Preliminary proxy statement

     /x/  Definitive proxy statement

     /x/  Definitive additional materials

     / /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           NEWS COMMUNICATIONS, INC.
--------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------

                           NEWS COMMUNICATIONS, INC.
           By Noah Scooler, Esq., Graubard Mollen & Miller, Counsel
-----------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

      /x/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(j)(2).

      / / $500 per each party to the controversy pursuant to Exchange Act Rule
          14a-6(i)(3).

      / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

     (1)  Title of each class of securities to which transaction applies:


          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transactions applies:


          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:


          ----------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:


          ----------------------------------------------------------------------

     (2)  Form, schedule or registration statement no.:


          ----------------------------------------------------------------------

     (3)  Filing party:

          ----------------------------------------------------------------------

     (4)  Date filed:


          ----------------------------------------------------------------------




      --------------------

      1 Set forth the amount on which the filing fee is calculated and state how it was determined.

                            NEWS COMMUNICATIONS, INC.
                        174-15 Horace Harding Expressway
                         Fresh Meadows, New York  11365

                              --------------------

                           NOTICE OF SPECIAL MEETING
                           IN LIEU OF ANNUAL MEETING
                                 OF STOCKHOLDERS

                              --------------------

                                December 15, 1995

                              --------------------


NOTICE IS HEREBY GIVEN that a Special Meeting in Lieu of Annual Meeting of Stockholders of NEWS COMMUNICATIONS, INC. ("Company") will be held at the offices of Graubard Mollen & Miller, counsel for the Company, 600 Third Avenue, New York, New York, on December 15, 1995, at 10:00 A.M., for the following purposes, all as more fully described in the attached Proxy Statement:

          1. To elect 13 Directors to serve for the ensuing year, and until their respective successors are elected and qualified.

          2. To approve an amendment to the Company's 1987 Stock Option Plan ("Plan") to increase the number of shares of Common Stock, $0.01 par value, available for issuance pursuant to the Plan from 166,666 shares to 366,666 shares.

          3. To transact such other business as may properly come before the Meeting and any and all adjournments thereof.

The Board of Directors has fixed the close of business on November 9, 1995, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

You are requested to date, sign and return the accompanying form of proxy in the envelope enclosed for that purpose (to which no postage need be affixed if mailed in the United States) whether or not you expect to attend the Meeting in person. The proxy is revocable by you at any time prior to its exercise by written notice to the Secretary of the Company or by executing a proxy with a later date. The prompt return of the proxy will be of assistance in preparing for the Meeting and your cooperation in this respect will be appreciated.


                                    BY ORDER OF THE BOARD OF DIRECTORS

                                        MARTIN J. McLAUGHLIN
                                             Secretary

Fresh Meadows, New York
November 10, 1995

                            NEWS COMMUNICATIONS, INC.

                           __________________________

                                 PROXY STATEMENT
                           ___________________________

                           SPECIAL MEETING IN LIEU OF
                         ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On December 15, 1995

                          ____________________________


     This Proxy Statement is furnished in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of NEWS COMMUNICATIONS, INC. ("Company") for use in voting at the Special Meeting in Lieu of Annual Meeting of Stockholders to be held at the offices of Graubard Mollen & Miller, counsel for the Company, 600 Third Avenue, New York, New York, on Friday, December 15, 1995, at 10:00 A.M., and at any and all adjournments thereof. Any proxy given pursuant to this solicitation may be revoked by the person giving it by giving written notice of its revocation to the Secretary of the Company or by filing with the Secretary a duly executed proxy bearing a later date. Unless otherwise specified in the proxy, shares represented by proxies will be voted for the election as Directors of the Company of the nominees listed herein and approval of the amendment to the Company's 1987 Stock Option Plan.

     The Company's executive offices are located at 174-15 Horace Harding Expressway, Fresh Meadows, New York 11365. On or about November 10, 1995, this Proxy Statement and the accompanying form of proxy, together with a copy of the Company's Annual Report on Form 10-KSB of the Company for the fiscal year ended November 30, 1994, are to be mailed to each stockholder of record at the close of business on November 9, 1995.


                                VOTING SECURITIES

     Only stockholders of record at the close of business on November 9, 1995, will be entitled to vote at the Meeting and any and all adjournments thereof.
As of November 9, 1995, the Company had issued and outstanding 7,805,365 shares of Common Stock, par value $.01 per share, the Company's only class of voting securities outstanding. Each stockholder of the Company will be entitled to one vote for each share of Common Stock registered in his name on the record date.
A majority of all of the outstanding shares of Common Stock constitutes a quorum and is required to be present in person or by proxy to conduct business at the Meeting.

     The following table sets forth certain information with respect to (i) those persons or groups known to the Company to beneficially own more than 5% of the Company's Common Stock, (ii) each Director and nominee of the Company, (iii) each executive officer of the Company listed in the summary compensation table on page 7 of this Proxy Statement, and (iv) all directors and officers as a group. The information is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 and is based upon information furnished by the persons listed. Except as otherwise indicated, each stockholder listed possesses sole voting and investment power with respect to his shares.

                                                           Amount and Nature of                Percent of
 Beneficial Owner                                          Beneficial Ownership                  Class
 ----------------                                          --------------------             --------------
 Gary Ackerman                                               466,001(1)                               5.9%
    218-14 Northern Boulevard
    Bayside, N.Y. 11432

 Eric Breindel                                                52,500(3)                                  *
    210 South Street
    New York, N.Y. 10022

 John Catsimatidis                                            45,000(3)                                  *
    832 11th Avenue
    New York, N.Y. 10019

 Jerry Finkelstein                                         1,479,503(2)(3)                           17.4%
    150 East 58th Street
    New York, N.Y. 10158

 Joseph K. Fisher                                             39,167(3)                                  *
    301 East 57th Street
    New York, N.Y. 10021

 David Jaroslawicz                                            39,834(3)                                  *
    150 Williams Street
    New York, N.Y. 10038

 William J. Kelleher, Jr.                                     21,000                                     *
    199 Water Street
    New York, N.Y. 10038

 Andrew J. Maloney                                            43,000(3)                                  *
    1 World Trade Center
    New York, N.Y. 10001

 Christopher C. McGrath                                       39,167(3)                                  *
    120 Washington Avenue
    Albany, N.Y. 12210

 Martin J. McLaughlin                                         61,751(3)                                  *
    36 West 44th Street
    New York, N.Y. 10036

 Daniel Rattiner                                             172,547(3)(4)                            2.2%
    26 Three Mile Harbor
    Hog Creek Road
    East Hampton, N.Y. 11932

 Michael Schenkler                                           477,599(3)(5)                            6.0%
    174-15 Horace Harding Expressway
    Fresh Meadows, N.Y. 11365

 Andrew J. Stein                                             170,000(3)                               2.2%
    625 Madison Avenue
    New York, N.Y. 10022

 Arthur Tarlow                                                73,726(3)(6)                               *
    1505 Kellum Place
    Mineola, N.Y. 11501

 All Directors and Executive Officers as a Group           3,208,570(7)                              34.3%
 (16 persons)

 J. Morton Davis(8)                                          920,429                                 11.1%
 D.H. Blair Holdings, Inc.(8)
 D.H. Blair Investment Banking Corp.(8)
    44 Wall Street, New York, NY 10005

___________________________________
(Footnotes are on next page.)

___________________________________

*    Less than one percent.

(1) Includes (i) 5,334 shares owned by Mr. Ackerman's children for whom Mr. Ackerman is custodian and (ii) 44,560 shares, of which (a) 22,280 are issuable together with 200,000 Redeemable Class B Warrants ("B Warrants") upon the exercise of 200,000 presently exercisable Redeemable Class A Warrants ("A Warrants"), and (b) 22,280 are issuable upon the subsequent exercise of the 200,000 B Warrants, which may be immediately exercised upon their acquisition.

(2) Includes (i) 29,834 shares owned by The Jerry Finkelstein Foundation, Inc., of which Mr. Finkelstein is President, and (ii) 200,000 shares owned by Mr. Finkelstein's wife.

(3) Includes the following numbers of shares purchasable upon the exercise of presently exercisable options: Mr. Breindel -- 52,500; Mr. Catsimatidis -- 45,000; Mr. Finkelstein -- 687,500; Mr. Fisher -- 39,167;
     Mr. Jaroslawicz -- 37,500; Mr. Kelleher -- 20,000; Mr. Maloney -- 43,000; Mr. McGrath -- 37,500; Mr. McLaughlin -- 60,000; Mr. Rattiner -- 35,000; Mr. Schenkler -- 132,500; Mr. Stein -- 120,000; Mr. Tarlow -- 57,500.

(4) Includes (i) 500 shares owned by Mr. Rattiner's wife, (ii) 1,800 shares issuable upon conversion of the Company's 10% Preferred Stock, and (iii) 4,010 shares, of which (a) 2,005 are issuable together with 18,000 presently exercisable A Warrants, and (b) 2,005 are issuable upon the subsequent exercise of the 18,000 B Warrants, which may be immediately exercised upon their acquisition.

(5) Includes 22,280, shares of which (i) 11,140 are issuable, together with 100,000 B Warrants, upon the exercise of 100,000 presently exercisable A Warrants, and (ii) 11,140 are issuable upon the subsequent exercise of the 100,000 B Warrants, which may be immediately exercised upon their acquisition. Also includes 32,386 shares owned by Mr. Schenkler's wife as custodian for two minor children of which Mr. Schenkler disclaims beneficial ownership. Such shares include (i) 9,000 shares that are issuable upon conversion of the Company's 10% Non-Voting Preferred Stock, and (ii) 10,026 shares that are issuable, together with 90,000 B Warrants, upon the exercise of 90,000 presently exercisable A Warrants, and (iii) 10,026 shares issuable upon the subsequent exercise of the 90,000 B Warrants, which may be immediately exercised on their acquisition.

(6) Includes 4,010 shares, of which (i) 2,005 are issuable, together with 18,000 B Warrants, upon the exercise of 18,000 presently exercisable A Warrants, and (ii) 2,005 are issuable upon the subsequent exercise of the 18,000 B Warrants, which may be immediately exercised upon their acquisition.

(7) Includes shares issuable upon the exercise of the options and Warrants and upon the conversion of the 10% Preferred Stock referred to in (3), (4), (5) and (6) above.

(8) Includes (i) 440,914 shares of Common Stock owned by D.H. Blair Investment Banking Corp. ("Blair Investment"), a wholly-owned subsidiary of D.H. Blair Holdings, Inc. ("Blair Holdings"), of which J. Morton Davis is a shareholder and director, (ii) 61,915 shares owned by Rivkalex Corporation ("Rivkalex"), a private corporation owned by Rosalind Davidowitz, Mr. Davis's wife, (iii) 7,200 shares owned by Rosalind Davidowitz, and (iv) 410,400 shares issuable upon exercise of 76 Units of an option owned by Blair Investment, of which each Unit consists of one share of 10% Preferred Stock and 18,000 Class A Warrants. Each share of 10% Preferred Stock is convertible at any time into 1,800 shares of Common Stock. Each Class A Warrant entitles the holder thereof to purchase .10 shares of Common Stock and one Class B Warrant. Each Class B Warrant, when issued, entitles the holder to purchase .10 shares of Common Stock. Mr. Davis, Blair Holdings and Blair Investment expressly disclaim beneficial ownership of all securities held by Rivkalex and Rosalind Davidowitz.

                              ELECTION OF DIRECTORS

     The Board of Directors has presently been fixed at thirteen members, all of whom are to be elected at the Meeting to serve for the ensuing year and until their respective successors are elected and qualified. The persons listed below have been nominated by the Board of Directors for election to such positions. The proxies given pursuant to this solicitation will be voted for the nominees listed below unless authority is withheld. Should a nominee become unavailable for any reason, the proxies will be voted for an alternative nominee to be determined by the persons named in the proxy. The Board of Directors has no reason to believe that any nominee will be unavailable. Proxies cannot be voted for a greater number of persons than the number of nominees named. The election of Directors requires a plurality vote of those shares voted at the Meeting with respect to the election of Directors. There is no cumulative voting. The names of the nominees, together with certain information furnished by them, are as follows:

                                                          Year
                                                         First                              Position with
                                                        Elected                              the Company
                 Name                     Age           Director                          and Subsidiaries
                 ----                     ---           --------                          ----------------
 Gary Ackerman                             52             1990         Director of the Company


 Eric Breindel                             39             1993         Director of the Company

 John Catsimatidis                         47             1991         Director of the Company

 Jerry Finkelstein                         79             1987         Chairman of the Board and Director of the Company and
                                                                       director and officer of subsidiaries

 Joseph K. Fisher                          48             1990         Director of the Company

 David Jaroslawicz                         48             1990         Director of the Company

 William J. Kelleher                       48             1994         Director of the Company

 Andrew J. Maloney                         63             1993         Director of the Company

 Christopher C. McGrath                    58             1987         Director and Treasurer of the Company

 Martin J. McLaughlin                      56             1990         Director and Secretary of the Company and director and
                                                                       officer of subsidiaries

 Michael Schenkler                         49             1990         Director, President and Chief Executive Officer of the
                                                                       Company and director and officer of subsidiaries

 Andrew J. Stein                           50             1994         Director of the Company

 Arthur Tarlow                             65             1993         Director of the Company

     Gary Ackerman has served in the United States House of Representatives as the Representative from New York since March 1983. From 1979 until 1983, Mr. Ackerman was a member of the New York State Senate. From 1970 to 1979, Mr. Ackerman was the founder, editor and publisher of The Queens Tribune.

     Eric Breindel has been Editorial Page Editor of the New York Post since
                                                         -------------
1986.  He also writes for Commentary, The New Republic, The Wall Street Journal
                          ----------  ----------------  -----------------------
and other periodicals. He is the recipient of numerous professional awards and honors and appears regularly as a commentator on both television and radio news programs. Mr. Breindel is a graduate of Harvard College and Harvard Law School.

     John Catsimatidis is the Chairman of Red Apple Group, Inc., a holding company for supermarket chains in New York. Since July 1988, Mr. Catsimatidis has served as Chairman of the Board, Chief Executive Officer, Treasurer and director of Sloan Supermarkets, Inc., an American Stock Exchange listed company. Mr. Catsimatidis is also currently the Chairman of the Board, Chief Executive Officer, President and director of United Refining Company, a refiner and retailer of petroleum products.

     Jerry Finkelstein became Chairman of the Board of the Company in August 1993. He served as publisher of The New York Law Journal from 1960 to 1984.
                                 ------------------------
Mr. Finkelstein was Chairman of the Board of Struthers Wells Corporation for more than five years prior to November 1993, when he resigned. Struthers Wells Corporation filed for protection under Chapter XI of the United States Bankruptcy Code in February 1994. Mr. Finkelstein is a former member of the Board of Directors of Rockefeller Center, Inc., Chicago Milwaukee Corporation, Chicago Milwaukee Railroad Corporation and TPI Enterprise, Inc. (formerly Telecom Plus International Inc.), a communications company. He is also a former Commissioner of the Port Authority of New York and New Jersey. Mr. Finkelstein is the father of Andrew J. Stein.

     Joseph K. Fisher has served as President and Chief Executive Officer of Fisher & Company, a New York based marketing communications firm since March 1988. From 1978 to 1988, he was Chairman and Chief Executive Officer of Fisher, Jackson, Levy, Flaxman, an advertising agency, and, from 1981 to 1987, he was President of Steadman, Sheehan, Meara and Fisher, a public relations firm. Mr. Fisher has been a director of International Thoroughbred Breeders, an American Stock Exchange company, since 1986 and a director of the New York Drama League since 1987.

     David Jaroslawicz has been an attorney in private practice in New York and California for more than the past five years. He is a member of the Bar of New York, California and Florida.

     William J. Kelleher, Jr., since November 1993, has been General Counsel to Colonia Insurance Company. Previously, from 1983, he was in private practice, specializing in litigation in federal and state courts. From 1981 to 1983, he was Chief, Market Integrity Section, of the United States Commodity Futures Trading Commission. From 1979 to 1981, he was Chief Counsel to the New York State Senate Committee on Investigations, Taxation and Government Operations. From 1978 to 1979, he was Chief of Investigations for the District Attorney of Queens County, New York, and from 1973 to 1978, he was an Assistant United States Attorney for the United States Attorney's Office for the Southern District of New York.

     Andrew J. Maloney is a partner at the New York law firm of Brown & Wood. From 1986 until December 1992, Mr. Maloney was United States Attorney for the Eastern District of New York. Mr. Maloney is a graduate of the United States Military Academy at West Point and Fordham Law School.

     Christopher C. McGrath has been a government relations consultant since August 1, 1988. Prior to that time, from November 1986 through July 1988, he was Executive Director of the New York State Petroleum Council, a subsidiary of the American Petroleum Institute, a trade association representing major oil companies. Previously, he was Director of Government Relations of the New York State Petroleum Council. In December 1987, he became Treasurer of the Company.

     Martin J. McLaughlin has been a local government lobbyist since 1982 for corporate clients in various industries, such as real estate and utilities. Mr. McLaughlin also performs public relations work for various corporate clients.
In March 1991, he became Secretary of the Company.

     Michael Schenkler became the Vice President of the Company in August 1990 and was elected President in December 1991. He has been President and Publisher of The Queens Tribune since 1979. Prior to taking over The Queens Tribune full time in 1982, Mr. Schenkler spent 15 years as an educator employed by the Board of Education of New York City, where he served as a teacher, assistant principal and principal.

     Andrew J. Stein is President of Benake Corporation, a management consulting firm. Prior to assuming such position in 1993, Mr. Stein was actively involved in public affairs. From 1986 to 1993, he was President of the Council, New York City. From 1978 to 1985, he was President of the Borough of Manhattan and from 1969 to 1977, he was a member of the New York State Assembly. Mr. Stein is presently Chairman of the New York State Commission for the Study of Youth Crime and Violence and Reform of the Juvenile Justice System under appointment of Governor Mario Cuomo. He was also Chairman of the New York City Commission on Public Information and Communication, and has been a Trustee of the New York City Employees Retirement System and an ex officio member of The Museum of The City of New York, The New York Public Library, The Metropolitan Museum of Art and The Queens Borough Public Library. Mr. Stein is a son of Mr. Finkelstein.

     Arthur Tarlow is an attorney currently of counsel to Meyer, Suozzi, English & Klein, P.C. of Mineola, New York, where he has been practicing for more than 10 years as a specialist in taxation, estates and trusts. He is also a Certified Public Accountant and has been a partner in the accounting firm of David Tarlow & Company for more than 25 years. He is a member of the New York State Bar Association, admitted to practice before the U.S. Tax Court, and a member of the New York State Society of CPAs and the American Institute of Certified Public Accountants.

     The Directors serve until the next annual meeting of stockholders or until their respective successors are elected and qualified.

     During the fiscal year ended November 30, 1994, the Company's Board of Directors held three meetings. All of the persons who were Directors at the times of such meetings attended at least 75% of the meetings other than Messrs. Fisher and McGrath. The Board of Directors has established a Compensation Committee, an Audit Committee and a Nominating Committee. The Compensation Committee makes recommendations to the Board of Directors regarding remuneration of the executive officers and directors of the Company and its subsidiaries.
The Compensation Committee is composed of Messrs. Finkelstein, Fisher and Jaroslawicz. The Audit Committee recommends annually to the Board of Directors the independent auditors for the Company and its subsidiaries; meets with the independent auditors concerning their audit, their evaluation of the Company's financial statements, accounting developments that may affect the Company, and nonaudit services; meets with management concerning similar matters; and makes recommendations to all of the aforesaid groups that it deems appropriate. The Audit Committee is composed of Messrs. McGrath, Fisher and Jaroslawicz. The Nominating Committee, which consists of Messrs. Finkelstein, McLaughlin and Schenkler, makes recommendations to the Board as to persons to be nominated as Directors. None of these Committees held any meetings during the fiscal year ended November 30, 1994 as all of the matters within their respective provinces were considered by the Board of Directors as a whole. The Board of Directors also appoints special committees from time to time to consider and advise upon specific contracts or transactions.

Executive Officers

     In addition to Messrs. Finkelstein and Schenkler, the following persons are executive officers or other significant employees of the Company or its subsidiaries:

                                        Position with
                                        the Company
     Name                     Age       and Subsidiaries
     ----                     ---       ----------------

     Thomas Allon             32        Executive Vice President of the
                                        Company

     Robert Berkowitz         47        Controller of the Company

                                        Position with
                                        the Company
     Name                     Age       and Subsidiaries
     ----                     ---       ----------------

     Daniel Rattiner          55        President, Publisher, Editor
                                        and Director of Dan's Papers,
                                        Inc.

     Thomas Allon was elected Executive Vice President of the Company in November 1994. He has been Publisher of the Manhattan Spirit and Our Town since 1992. From 1990 to 1991 he was ManagingAssociate Publisher of the Manhattan Spirit.

     Robert Berkowitz has served as Controller of the Company since December 1992. From November 1991 to November 1992, Mr. Berkowitz was a financial and management consultant with Gobstein, Weingarten & Goldfarb, a certified public accounting firm. From August 1989 to November 1991 he was the Chief Accounting Officer for Meringoff Equities, an owner and manager of commercial real estate. From August 1980 to August 1989 he was Vice-President and Controller of the Trump Group, a private investment company specializing in the acquisition and operation of both public and private companies. From 1977 to 1980 he was with the public accounting firm of Price Waterhouse.

     Daniel Rattiner is Publisher and Editor of Dan's Papers, having held these positions since he began the publication in 1960. He has also been President and a director of Dan's Papers, Inc. ("DPI") since its organization in October 1988.

     Officers serve at the discretion of the Board of Directors.

Executive Compensation

     The following tables show compensation paid by the Company and its subsidiaries to certain of its executive officers (including the chief executive officer) for the fiscal years ended November 30, 1994, 1993 and 1992 and certain information with respect to stock options granted to such executive officers.

                                                  SUMMARY COMPENSATION TABLE


                                                             Annual Compensation              Long-Term
                                                                                            Compensation

                                                                                               Awards

                                                                                 Other
                                                                                Annual
                                                                               Compensa-
                                                      Salary       Bonus         tion
                                                                                               Options
  Name and Principal Position                 Year      ($)         ($)           ($)            (#)

  Michael Schenkler, President and Chief     1994    142,553        ---           ---           67,500
  Executive Officer of the Company and       1993    142,553        ---           ---           45,000
  officer of subsidiaries                    1992    142,553        ---           ---            ___

  Daniel Rattiner, Officer of Dan's          1994    124,016         39,367     15,000(1)        ---
  Papers, Inc.                               1993    120,406         20,285     15,000(1)       35,000
                                             1992    117,231         10,203     15,000(1)        ---

  Jerry Finkelstein, Chairman of the Board   1994    175,392        ---           ---          217,500
  of the Company and officer of              1993    ---            ---           ---          310,000
  subsidiaries                               1992    ---            ---           ---            ---


(1) Mr. Rattiner is entitled to receive an aggregate of $15,000 per year for discounted trade-sale merchandise from advertisers (who provide such merchandise to Mr. Rattiner in lieu of paying the Company for advertising).

                                               OPTION GRANTS IN LAST FISCAL YEAR


                                  OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
                                            (Individual Grants)

                             Number of           Percent of
                            Securities         Total Options/
                            Underlying          SARs Granted        Exercise or
                           Options/SARs         to Employees         Base Price
                            Granted (#)        in Fiscal Year          ($/Sh)          Expiration Date
  Michael Schenkler                   7,500                1.1                 2.00               4/8/99
                                     10,000                1.4                2.625              8/17/99
                                     50,000                7.1                 2.00              11/7/99

  Jerry Finkelstein                   7,500                1.1                 2.00               4/8/99
                                    150,000               21.4                2.625              8/12/99
                                     10,000                1.4                2.625              8/17/99
                                     50,000                7.1                 2.00              11/7/99


                                               AGGREGATE YEAR-END OPTION VALUES
                                                      (November 30, 1994)


                              Number of unexercised options at     Value of unexercised in-the-money
                                     fiscal year-end(#)              options at fiscal year-end($)
  Name                          Exercisable      Unexercisable      Exercisable        Unexercisable
  Michael Schenkler                   122,500         ---                   35,625          ---

  Jerry Finkelstein                   527,000         ---                   67,500          ---

  Daniel Rattiner                      35,000         ---                    4,375          ---


Employment Contracts and Other Employment Agreements

     Pursuant to an employment agreement entered into by the Company and Michael Schenkler as of October 15, 1994, and terminating October 14, 1999, Mr. Schenkler is employed as President of the Company and President of Tribco. Mr. Schenkler earns a base salary of $150,000 per year (subject to cost-of-living increases) and such annual bonuses as the Board of Directors of the Company may determine in its sole discretion. The agreement requires Mr. Schenkler to protect confidential information of the Company and restricts him from engaging in certain competitive activities during the term of his employment and for one year thereafter.

     Pursuant to an employment agreement terminating in 1998, as amended, as compensation for his services to DPI, Daniel Rattiner earns a base salary from DPI of $100,000 per year, adjusted for increases in the consumer price index after 1988, plus a bonus in each fiscal year based on net profits (as defined) of DPI. Mr. Rattiner may terminate his employment at any time. Mr. Rattiner has pledged to keep secret DPI's confidential matters and, in the event he leaves the employ of DPI, not to compete with DPI for specific periods of time, depending on the reasons for his separation.

     Pursuant to an employment agreement entered into by the Company and Jerry Finkelstein as of August 20, 1993, and terminating on August 19, 1998, Mr. Finkelstein is employed as Chairman of the Board of Directors of the Company ("Board")at an annual salary of $195,000. Mr. Finkelstein may also be paid annual bonuses at the discretion of the Board. Mr. Finkelstein may terminate the agreement at any time on at least 10 days' notice to the Company. In the event of his permanent disability or death, salary and bonuses shall continue to paid to him or the legal representative of his estate until the end of the term of the agreement. Under the agreement, Mr. Finkelstein is required to devote such time to the affairs of the Company as he deems necessary and appropriate.

     Pursuant to an employment agreement entered into by the Company and Thomas Allon as of November 1, 1994, and terminating November 30, 1997, Mr. Allon is employed as Executive Vice President of the Company. Mr. Allon earns a base salary of $80,000 per year (subject to cost-of-living increases) and, for fiscal years beginning December 1, 1994, is entitled to a bonus of 5% of the net profits of the Company derived from the Company's publications Manhattan Spirit, Our Town, Manhattan File, Chelsea-Clinton News and Westsider, but in no event shall such bonus be less than $45,000 nor more than $70,000 for any fiscal year. The agreement requires Mr. Allon to protect confidential information of the Company and restricts him from engaging in certain competitive activities during the term of his employment and for one year thereafter.

     The Company has no established compensation arrangements with its directors. See "Directors' and Officers' Options," below.

Directors' and Officers' Options

     On August 17, 1993, the Board adopted a "Discretionary Directors and Officers Stock Option Plan" (the "Discretionary Option Plan") pursuant to which, as amended, the Board may award options to purchase an aggregate of 2,000,000 shares of Common Stock to directors and officers of the Company and its subsidiaries which shall be exercisable at the market price on the date of grant for periods, and under conditions, specified by the Board in such grants. Options under the Discretionary Option Plan are non-qualified and non-incentive options for purposes of income taxation and are not intended to qualify under
Section 422A of the Internal Revenue Code of 1986. During the fiscal year ended November 30, 1994, the following grants of five-year options were made to executive officers and directors of the Company under the Discretionary Option Plan (not including grants to Messrs. Finkelstein and Schenkler which are reported in the second table above):


                                                        No. of Shares             Exercise
           Optionee              Date of Grant        Subject to Grant             Price
           --------              -------------        ----------------           ---------
  Thomas Allon                            8/12/94                  40,000                 $2.625

  Eric Breindel                            4/8/94                   7,500                  $2.00
                                          11/7/94                  15,000                  $2.00

  John Catsimatidis                        4/8/94                  10,000                  $2.00
                                          8/12/94                   5,000                 $2.625

  Joseph K. Fisher                         4/8/94                   7,500                  $2.00

  David Jaroslawicz                        4/8/94                   7,500                  $2.00

  Andrew J. Maloney                        4/8/94                  10,000                  $2.00
                                          8/12/94                   3,000                 $2.625

  Christopher J. McGrath                   4/8/94                   7,500                  $2.00

  Martin J. McLaughlin                     4/8/94                  10,000                  $2.00
                                          8/12/94                   5,000                 $2.625
                                          11/7/94                  15,000                  $2.00

  Arthur Tarlow                            4/8/94                   7,500                  $2.00
                                          8/12/94                   5,000                 $2.625
                                          11/7/94                  15,000                  $2.00

     On June 22, 1995, Mr. Finkelstein was granted a five-year option to purchase 350,000 shares of Common Stock at $2.00 per share pursuant to the Discretionary Option Plan.

     On August 17, 1993, the Board also adopted a "Non-Discretionary Directors Stock Option Plan" (the "Non-Discretionary Option Plan") pursuant to which each director is granted on August 17, 1993 and each anniversary thereof on which he or she continues to be a director, a five-year option to purchase 10,000 shares of Common Stock at the market price on the date of grant. The Non-Discretionary Plan also provides that any person becoming a director within the six month after any August 17 will be granted an option for 10,000 shares on the date he or she becomes a director. The Non-Discretionary Option Plan was approved by the stockholders of the Company on July 15, 1994. Pursuant to the Non-Discretionary Option Plan, each person who was a director of the Company (other than Mr. Ackerman) received grants of options to purchase 10,000 shares of Common Stock exercisable at $2.625 per share on August 17, 1994 and 10,000 shares of Common Stock exercisable at $2.50 per share on August 17, 1995.


Certain Transactions

     The Company has the option, in certain circumstances, to acquire Mr. Rattiner's shares in DPI. Mr. Rattiner can require the Company to purchase his 20% interest in DPI at any time on or after October 13, 1993 for a price equal to 20% of DPI's retained earnings (if any) plus the greater of $200,000 or 20% of DPI's gross collected revenues (after deduction of advertising agency commissions) for the full fiscal year prior to the year in which notice is given; provided, however, that DPI's after-tax profits are at least equal to 7% of the gross collected revenues (after deduction of advertising agency commissions).

     DPI leases from Mr. Rattiner 1,910 square feet of office space at an annual rate of $38,200 (plus cost-of-living adjustments) in a building on Montauk Highway, Bridgehampton, New York, for a term of ten years terminating in October 1998 (plus a five-year option).

     Gristede's and Sloan's, supermarket chains that are owned by Red Apple Group, Inc., of which Mr. Catsimatidis is Chairman, advertise in the Company's Manhattan Spirit, Our Town and Dan's Papers publications. Such advertising is placed at the Company's standard rates and has not exceeded $50,000 in any year.

Auditors

     The independent accounting firm of Mortenson and Associates, P.C. served as auditors of the Company for the fiscal year ended November 30, 1994, and has been selected by the Board of Directors to serve as auditors of the Company for the fiscal year ending November 30, 1995. A representative of Mortenson and Associates, P.C. is expected to be present at the Meeting. The representative will have the opportunity to make a statement and will be available to respond to appropriate questions from stockholders.

Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, Directors and persons who beneficially own more than ten percent of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These reporting persons also are required to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on its review of the copies of such forms furnished to it, the Company believes that all
Section 16(a) reporting requirements were complied with during the fiscal year ended November 30, 1994, except that one report covering one transaction was filed late by each of Messrs. Catsimatidis, Maloney and McLaughlin and two reports each covering one transaction were filed late by Mr. Finkelstein.

                 APPROVAL OF AMENDMENT TO 1987 STOCK OPTION PLAN

     The Company's 1987 Stock Option Plan ("Plan") was adopted by the Board of Directors and approved by the stockholders in 1987. As originally adopted, it provided for the grant of options of up to 166,666 shares. Such number of options have been granted and the Board believes that it is in the best interests of the Company to increase the number of options which may be granted under the Plan by 200,000 so that options for a total of 366,666 shares may be granted. The Board believes that the ability to receive options is an important incentive to employees of the Company and that such increase will enable the Company to continue to attract and retain employees of high caliber by offering them the opportunity to acquire a proprietary interest in the Company and to participate in the appreciation in value of the Company's Common Stock. Accordingly, on July 6, 1995, the Board adopted an amendment to the Plan increasing the number of shares for which options may be granted to 366,666 and will present a resolution to approve such amendment. On November 6, 1995, the last sale price of the Company's Common Stock, as reported on Nasdaq, was $2.56.

Summary of the Plan

          Eligibility. Awards may be made to key employees and directors (including non-employee directors) of the Company and its subsidiaries. As of November 1, 1995, approximately 320 persons were eligible to participate in the Plan.

          Shares Subject to the Plan. The total number of shares of Common Stock reserved and available for distribution under the Plan, as amended, is 366,666 shares. In the event of a merger, reorganization, consolidation, recapitalization, dividend (other than a cash dividend), stock split, reverse stock split, or other change in corporate structure affecting the stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan and in the number and exercise price of shares subject to outstanding options as is determined by the Board as appropriate in order to prevent dilution or enlargement of rights.

          Term and Termination. The Plan was originally adopted and approved by the stockholders on November 24, 1987 and will expire on November 24, 1997.

          Administration. The Plan is administered and interpreted by the Board of Directors.

          Agreement. Each grant of a stock option shall be confirmed by, and subject to the terms of, an agreement between the holder and the Company.

          Option Price. The option price per share of Common Stock shall be not less than 100% of the fair market value, which usually will be the last sale price of the Common Stock as quoted on Nasdaq on the day prior to the date on which the award is made. However, the option price of any qualified incentive stock option granted to a stockholder of the Company who owns at least 10% of the Company's Common Stock at the time of grant shall not be less than 110% of fair market value.

          Exercise Period. Each option granted under the Plan shall terminate (become non-exercisable) after the expiration of ten years from the date of its grant. However, qualified incentive stock options granted to any stockholder who, at the time of grant, owns at least 10% of the Company's Common Stock, terminate after the expiration of five years from the date of the grant.

          Types of Options. Options may be either qualified incentive stock options which qualify for favorable tax treatment under Section 422A of the Internal Revenue Code of 1986 or non-qualified stock options which do not qualify for such favorable tax treatment. The aggregate fair market value with respect to which qualified incentive stock options can become exercisable by a participant for the first time during any calendar year under the Plan or other similar plans shall not exceed $100,000.

          Termination of Option. Upon termination of employment with the Company or its subsidiaries of a participant, all options granted to that participant which are not exercisable on the date of termination immediately terminate and any remaining exercisable options terminate if not exercised within thirty days following termination of employment if the termination was not the result of death or retirement or three months following termination of employment if termination was because of death, retirement or with the consent of the Company.

          Non-Transferability. No option granted under the Plan is assignable or transferable except that, in the event of the death of a participant, an option may be transferred by will or by the laws of descent and distribution.

Federal Income Tax Considerations

     Under present law, no federal income tax consequences to the Company result upon the grant or exercise of a qualified incentive stock option. As to an optionee, no federal income tax consequences result upon the grant of a qualified incentive stock option. Upon the exercise of a qualified incentive stock option, although there would be no recognition of taxable income for federal tax purposes, the difference between the exercise price and the market price on the date of exercise wold be an item of tax preference for purposes of applying the federal alternative minimum tax rules.

     The grant of a non-qualified stock option does not have any federal income tax consequences for either the Company or the optionee. However, upon exercise of a non-qualified stock option, the optionee recognizes ordinary income in an amount equal to the difference between the fair market value of the stock acquired and the amount paid for such stock. The exercise of a non-qualified stock option will not result in the recognition of an item of tax preference subject to the alternative minimum tax. The Company will be entitled to an ordinary deduction in an amount equal to the ordinary income recognized by the optionee on exercise of the option.

Vote Required

     The affirmative vote of a majority of the shares present at the Meeting, in person or by proxy, is required to approve the amendment to the Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.


                           VOTES REQUIRED FOR APPROVAL

     The 13 nominees for Director receiving a plurality of the votes cast at the Meeting in person or by proxy shall be elected. All other matters require for approval the favorable vote of a majority of shares present at the Meeting in person or by proxy. Under Nevada law, based on the Company's understanding of state law requirements and the Company's Articles of Incorporation and By-Laws, abstentions and broker non-votes, if applicable, will be counted and will have the effect of a negative vote on the proposal to approve the amendment to the Company's 1987 Stock Option Plan as approval of that proposal requires a favorable vote of a majority of the shares present at the Meeting.


                                  OTHER MATTERS

     The Board of Directors knows of no matter which will be presented for consideration at the Meeting other than the matters referred to in this Proxy Statement. Should any other matter properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

                           1996 STOCKHOLDER PROPOSALS

     In order for stockholder proposals for the 1996 Annual Meeting of Stockholders (presently scheduled to be held on June 18, 1996) to be eligible for inclusion in the Company's Proxy Statement, they must be received by the Company at its principal office in Fresh Meadows, New York, on or before January 31, 1996.


                             SOLICITATION OF PROXIES

     The cost of proxy solicitations will be borne by the Company. In addition to solicitations of proxies by use of the mails, some officers or employees of the Company, without additional remuneration, may solicit proxies personally or by telephone. The Company will also request brokers, dealers, banks and their nominees to solicit proxies from their clients, where appropriate, and will reimburse them for reasonable expenses related thereto.



                                        BY ORDER OF THE BOARD OF DIRECTORS

                                             MICHAEL SCHENKLER
                                                 President


Fresh Meadows, New York
November 10, 1995

                                   APPENDIX A

                            NEWS COMMUNICATIONS, INC.

                       1987 Stock Option Plan, As Amended


          1. Name and Purpose. The purpose of this Plan, which shall be known as the "News Communications 1987 Stock Option Plan" (the "Plan") is to advance the interests of News Communications, Inc. (the "Company") by providing material incentive for the continued services of those key employees and directors (including Non-Employee Directors) of the Company and its Subsidiaries who make significant contributions toward the Company's success and development, by encouraging those key employees and directors (including Non-Employee Directors) to increase their proprietary interest in the Company, and by attracting new, able executives to employment with the Company and its Subsidiaries.

          2. Definitions. For purposes of this Plan, the following terms, when capitalized, shall have the meaning designated herein unless a different meaning is plainly required by the context. Where applicable, the masculine pronoun shall mean or include the feminine and the singular shall include the plural.

               (a)  "Board" shall mean the Board of Directors of the Company.

               (b) "Effective Date" shall mean the date on which this Plan shall have been approved by the directors and stockholders of the Company.

               (c) "Fair Market Value" of the Company's common shares on a certain date shall mean, if the Company's common shares are listed on Nasdaq, the last sale price as quoted by the Nasdaq System on the trading day immediately prior to the date specified, or if the Company's common shares are not quoted on Nasdaq on such date, on the next preceding date on which the common shares are traded. If the Company's common shares are not listed on Nasdaq, then "Fair Market Value" of the common shares on a certain date shall be that value which the Board determines, in good faith, to be the fair market value of the common shares on such date.

               (d) "Key Employee" shall mean any employee of the Company and its Subsidiaries (as defined in subparagraph 2(j) below) who, in the opinion of the Board, has demonstrated a capacity for contributing in a substantial measure to the success of the Company and its Subsidiaries.

               (e) "Non-Employee Director" shall mean a member of the Board who is not also an employee of the Company or its Subsidiaries.

               (f) "Non-Qualified Stock Options" shall mean those options, granted by the Company, pursuant to this Plan, which do not qualify for favorable tax treatment under Section 422A of the Internal Revenue Code of 1986 (the "Code" ).

               (g) "Participant" shall mean a Key Employee or Participating Director selected by the Board (under subparagraph 3(a) below) to receive options, whether Qualified Incentive Stock Options or Non-Qualified Stock Options, granted under this Plan.

               (h) "Participating Director" shall mean any director of the Company and its Subsidiaries who, in the unanimous opinion of all of the disinterested directors, had demonstrated a capacity for contributing in a substantial measure to the success of the Company and its Subsidiaries.

               (i) "Qualified Incentive Stock Options" shall mean those options, granted by the Company pursuant to this Plan, which qualify for favorable tax treatment under Section 422A of the Code.

               (j) "Subsidiary" shall mean an affiliated employer during any period that 50% or more of its common stock or, in the case of a partnership, 50% or more of the capital interest thereof, is owned directly or indirectly by the Company, or during any period that it is a member with the Company in a controlled group of corporations, or is otherwise under common control with the Company within the meaning of Section 414(b) and (c) of the Code.

          3.   Administration; Selection of Participants.

               (a) The Plan shall be administered by the Board, which shall select the Participants from among the Key Employees and Participating Directors and shall grant to the Participants stock options under, and in accordance with, the provisions of the Plan.

               (b) Subject to the express provisions of this Plan, the Board shall have authority to adopt regulations and procedures which are consistent with the terms of this Plan; to adopt and amend such stock option agreements as they deem advisable; and to determine the terms and provisions of such stock option agreements, including the number of shares with respect to which options are granted to a Participant, the option price for such shares, and the date or dates when the option or parts of it may be exercised -- which terms shall comply with any applicable requirements of paragraph 5 below. The Board shall have authority to construe and interpret such stock option agreements; to impose such limitations and restrictions as are deemed necessary or advisable by counsel for the Company so that compliance with the federal securities laws and with the securities laws of the various states may be assured; and to make all
other determinations necessary or advisable for administering this Plan.   All
decisions and interpretations made by the Board shall be binding and conclusive on all Participants, their legal representatives and beneficiaries.

          4.   Shares Subject to the Plan.

               (a) The shares to be issued and delivered by the Company upon exercise of options granted under this Plan (whether Qualified Incentive Stock Options or Non-Qualified Stock Options) are the Company's Common Shares, par value $.01 per share, which may be either authorized but unissued shares, or treasury shares, in the discretion of the Board.

               (b) The aggregate number of the Company's common shares which may be issued under this Plan shall not exceed 366,666; subject, however, to the adjustment provided in Paragraph 10 in the event of stock splits, certain stock dividends, exchanges of shares, or the like, occurring after the Effective Date.
 No stock option may be granted under this Plan which could cause such maximum limit to be exceeded.

               (c) Shares covered by an option which is no longer exercisable with respect to such shares shall again be available for issuance in connection with other options granted under this Plan.

          5. Terms of Options. Options granted under the Plan shall be evidenced by stock option agreements authorized by the Board and executed by a
duly authorized officer of the Company.   Such stock option agreements shall
contain such terms as the Board shall determine, subject to the following limitations and requirements:

               (a)  Option price:   The option price per common share shall be
not less than 100% of the Fair Market Value of the common shares on the date of grant of such option; provided, however, that the option price of any Qualified Incentive Stock Options granted to any stockholder of the Company who owns at least 10% of the Company's common shares shall not be less than 110% of such Fair Market Value.

               (b) Period within which option may be exercised: Each option granted under this Plan shall terminate (become non-exercisable) after the expiration of ten years from the date of grant of such option; provided, however, that Qualified Incentive Stock Options granted to any stockholder of the Company who owns, at the time of grant, at least 10% of the Company's common shares, shall terminate after the expiration of five years from the date of grant of such option.

               (c)  Termination of option by reason of termination of
employment:   Upon termination of the employment with or directorship in the
Company and its Subsidiaries of a Participant granted options under the Plan, all options granted under this Plan to such Participant which are not exercisable on the date of such termination shall immediately terminate, and any remaining exercisable options shall terminate if not exercised before the expiration of the applicable period specified below, or at such earlier time as may be applicable under subparagraph 5(b) above:

                    (i) No later than thirty (30) days following such termination of employment or directorship, if such termination was not a result of death or retirement of the Participant.

                    (ii) No later than three months following such termination of employment or directorship, if such termination was because of death, or because of retirement under the provisions of any retirement plan of the Company or any Subsidiary, or with the consent of the Company.

               Whether time spent on leave of absence granted by the Company or any Subsidiary shall constitute continued employment or continued status as a director for purposes of this Plan, shall be determined by the Board in its sole discretion.

               Notwithstanding the foregoing, the Board may, in its sole discretion, impose more restrictive conditions on the exercise of an option granted under the Plan, including, without limitation, providing for no exercise of any option after termination of a Participant's employment or directorship; however, any and all such conditions shall be specified in the stock option agreement limiting and defining such option.

               (d) Non-transferability: No option under this Plan shall be assignable or transferable except, in the event of the death of a Participant,
by his will or by the laws of descent and distribution.   In the event of the
death of a Participant, the representative or representatives of his estate, or the person or persons who acquired (by bequest or inheritance) the rights to exercise his stock options granted under the Plan, may exercise any of the unexercised options or part thereof prior to the expiration of the applicable exercise period, as specified in subparagraphs 5(b) and 5(c) above, or in the
stock option agreement relating to such options.   No transfer of an option by a
participant by will or by laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such option.

               (e)  More than one option granted to a Participant:   More than
one option, and more than one form of option, may be granted to a Participant under this Plan.

               (f)  Partial exercise:   Unless otherwise provided in the stock
option agreement, any exercise of an option granted under this Plan may be made in whole or in part.

               (g)  Limitation on Amount of Qualified Incentive Stock Options:
The aggregate fair market value (determined at the time the option is granted) with respect to which Qualified Incentive Stock Options become exercisable by a Participant for the first time during any calendar year (including all such plans of the Company and its Subsidiaries) shall not exceed $100,000.

          6.   Period of Granting Options.   No option shall be granted under
this Plan subsequent to ten years after the Effective Date.

          7. No Effect Upon Employment Status. The fact that an employee has been designated a Key Employee or selected as a Participant shall not limit or otherwise qualify the right of his employer to terminate his employment at any time.

          8. Method of Exercise. Any option granted under this Plan may be exercised by written notice to the Board, signed by the Participant, or by such other person as is entitled to exercise such option. The notice of exercise shall state the number of shares in respect of which the option is being exercised, and shall be accompanied by the payment, in cash, and/or, as provided below, in the common shares of the Company, of the full option price for such
shares.   At the written request of the Participant and upon approval by the
Board, shares acquired pursuant to the exercise of any option may be paid for at the time of exercise by the surrender of common shares of the Company held by or for the account of the Participant at the time of exercise (for Qualified incentive Stock Options only to the extent permitted by subsection (c)(4) of
Section 422A of the Code, without liability to the Company).   In such case, the
fair market value of the surrendered shares shall be determined by the Board as of the date of exercise in the same manner as such value is determined upon the
grant of an option.   A certificate or certificates for the common shares of the
Company purchased through the exercise of an option shall be issued in regular
course after the exercise of the option and payment therefor.   The Company
shall be afforded reasonable opportunity after exercise of any option to comply with any requirements for stock exchange listing, for registration under applicable securities or other laws and for compliance with other laws and regulations, if any, before issuance of the shares being purchased on such
exercise.   During the option period, no person entitled to exercise any option granted under this Plan shall have any of the rights or privileges of a shareholder with respect to any shares issuable upon exercise of such option until certificates representing such shares shall have been issued and delivered. The exercise of any option shall be contingent upon receipt from the Participant of a representation that, at the time of such exercise, it is his or her then present intention to acquire the shares being purchased for investment and not for distribution (unless the Plan has been duly registered under the Securities Act of 1933 and the Company has waived the requirement that such representation be made).

          9. Implied Consent of Participants. Every Participant, by his acceptance of an option under this Plan, shall be deemed to have consented to be bound, on his own behalf and on behalf of his heirs, assigns, and legal representatives, by all of the terms and conditions of this Plan.

          10.  Share Adjustments.   In the event there is any change in the
Company's common shares resulting from stock splits, stock dividends of more than 5% in any year, combinations or exchanges of shares, or other similar capital adjustments, equitable proportionate adjustments shall be made by the Board in (1) the number of shares available for option under this Plan, (2) the number of shares subject to options granted under this Plan, and (3) the option price of optioned shares.

          11.  Merger, Consolidation, or Sale of Assets.   In the event the
Company shall consolidate with, merge into, or transfer all or substantially all of its assets to another corporation or corporations (herein referred to as "successor employer corporation"), such successor employer corporation may obligate itself to continue this Plan and to assume all obligations under the Plan (for Qualified Incentive Stock Options, in a manner consistent with the provisions of Section 425(a) of the Code, or the provisions of that Section as it may be hereafter amended or as it may be replaced by any other section or sections of the Code of like intent or purpose). In the event that such successor employer corporation does not obligate itself to continue this Plan as above provided, this Plan shall terminate upon such consolidation, merger or transfer, and any option previously granted hereunder shall terminate. If practical, the Company shall give each Participant (20) days prior notice of any possible transaction which might terminate this Plan and the options previously granted hereunder.

          12.  Company Responsibility.  All expenses of this Plan, including the
cost of maintaining records, shall be borne by the Company.   The Company shall
have no responsibility or liability for any act or thing done or left undone with respect to the price, time, quality, or other conditions and circumstances of the purchase of shares under the terms of the Plan, so long as the Company acts in good faith.

          13. Law Governing. With respect to Qualified Incentive Stock Options, the Plan is intended to comply with the provisions of Section 422A of
the Code.   Any provisions of the Plan which conflict with the provisions of
Section 422A shall be deemed to be hereby amended so as to comply therewith.

          14. Securities Laws. The Committee shall take all necessary or appropriate actions to ensure that all option grants and all exercises thereof under this Plan are in full compliance with all federal and state securities laws.

          15. Amendment and Termination. The Board may terminate this Plan at any time, and may amend the Plan at any time or from time to time, without obtaining any approval of the Company's stockholders; except that the Plan may not be amended (1) except with the approval of the holders of a majority of the outstanding shares of the Company's capital stock entitled to vote present at a meeting at which a quorum is present, to increase the aggregate number of shares issuable under the Plan (excepting proportionate adjustments made under paragraph 10 to give effect to stock splits, etc.); (2) to change the option price of optioned shares (excepting proportionate adjustments made under paragraph 10); (3) to change the requirement that the option price per common share not be less than 100% of the Fair Market Value of the common shares on the date the option is granted (or less than 110% in the case of 10% stockholders being issued Qualified Incentive Stock Options); (4) to extend the time within which options may be granted or the time within which a granted option may be exercised; (5) to change, without the consent of the Participant, any option previously granted to him under the Plan; or (6) if such amendment would result
in a material increase in the cost of the Plan to the Company.   If the Plan is
terminated, any unexercised option shall continue to be exercisable in accordance with its terms, except as provided in paragraph 11 above.


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